Exhibit 99.1

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

CERTIFICATES INFORMATION
	BALANCE	MARGIN
Investors	$500,000,000.00	0.26%
Transferor	$10,205,197.95	0.00%

OTHER INFORMATION

Original Pool Balance @ Cut-Off Date	$510,205,197.95
Servicing Fee	0.500%

Original Settlement Date	6/23/99
First Payment Date	7/20/99
Short Interest Period Days	27
Managed Amortization Period (Months)	60

Required Credit Enhancement Amount Percentage	1.75%
Required Credit Enhancement Amount	$8,750,000.00
Spread Account Maximum ( % of Invested Amount)	0.25%
Spread Account Maximum	1,250,000.00
Spread Account Floor ( % of Original Balance)	0.00%
Spread Account Step-Up 9+ Mths Delinquent Percentage	0.00%
Initial Insured Amount	$500,000,000.00

Fixed Allocation Percentage	98.00%
Minimum Transferor Interest Percentage	5.00%
Credit Enhancement Fee	0.110%
Rapid Amortization Event Trigger (% of Original Pool Balance)	1.000%
Tail Adjustment	$0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 2
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

INPUT SECTION (PAGE 1 of 1)

MONTH:	65
DISTRIBUTION DATE:	11/22/04
DETERMINATION DATE:	11/17/04
33
MORTGAGE LOANS PAYMENT SUMMARY
COLLECTION PERIOD:

MTGE LOANS INTEREST RECEIVED	$463,715.93
MTGE LOANS PRINCIPAL RECEIVED	$4,031,396.13
MTGE LOANS NET LIQUIDATION PROCEEDS (ALLOC. TO INTEREST)	$5,414.24
MTGE LOANS NET LIQUIDATION PROCEEDS (NET OF FORECL. PROFIT & ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO INTEREST)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS SERVICER OPTIONAL ADVANCES (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS TRANSFER DEPOSIT AMOUNT (ALLOC. TO PRINCIPAL)	$0.00

MTGE LOANS DRAWS (ADDITIONAL BALANCES)	$2,040,864.53
MTGE LOANS LIQUIDATION LOSS AMOUNT	$23,070.94

MTGE LOANS TOTAL ENDING PRINCIPAL BALANCE	$105,049,070.14

AVERAGE MTGE LOANS RATE	5.21811%

DELINQUENCY & REO SUMMARY
DEL STAT 1 - NO. OF ACCTS	51
DEL STAT 1 - CURRENT BALANCE	$1,577,000.74
DEL STAT 2 - NO. OF ACCTS	30
DEL STAT 2 - CURRENT BALANCE	$767,126.77
DEL STAT 1+ - NO. OF ACCTS	119
DEL STAT 1+ - CURRENT BALANCE	$3,396,143.70
DEL STAT 3+ - NO. OF ACCTS	38
DEL STAT 3+ - CURRENT BALANCE	$1,052,016.19

REO - NO. OF ACCTS	0
REO - CURRENT BOOK BALANCE (UNPAID PRINC. BALANCE)	$0.00

LOAN MODIFICATION SUMMARY
é TOTAL CLTV OF OUTSTANDING POOL BALANCE FOR THIS COLLECTION PERIOD.	74.1808%
CUT-OFF DATE WEIGHTED AVERAGE GROSS MARGIN (NOT AN INPUT FIELD)	1.250%
RECALCULATED WEIGHTED AVERAGE GROSS MARGIN	0.718%
MAXIMUM AMOUNT OF MARGIN MODIFICATIONS EXECUTED? (NOT AN INPUT FIELD)	YES

OTHER INFORMATION
LIBOR RATE FOR CURRENT INTEREST PERIOD	1.91000%
INTEREST DEPOSIT INTO SPREAD ACCOUNT (REINVESTMENT)	$0
é AMOUNT OWED TO CREDIT ENHANCER DUE TO PREPAYMENT SHORTFALL	$0
SURETY BOND IN FORCE ? (YES=1; NO=0)	1

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 3
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 1 of 5)

Distribution Date:	11/22/04

LIBOR Rate (Adjusted two business days prior to previous Distribution Date)	1.91000%
Average Mtge Loans Net Loan Rate (Effective Rate; Multiply by 360/365)	4.53663%
Maximum Rate	4.53663%
Investor Certificate Rate (LIBOR + 26 bps)	2.17000%
Investor Certificate Rate Capped at Maximum Rate? (Y=1; N=0)	0
Interest Period (Days)	33

Beginning Pool Balance	107,062,672.68
Beginning Investor Certificate Principal Balance	85,692,468.25
Beginning Transferor Principal Balance	18,491,646.07
Beginning Invested Amount	88,571,026.61
Investor Floating Allocation Percentage	82.7282%
Liquidation Loss Amount	23,070.94
Servicing Fee	44,609.45

Mtge Loans Interest (Net of Cut-Off Date Overdue Interest)	463,715.93
Mtge Loans Principal	4,031,396.13
Mtge Loans Net Liquidation Proceeds	5,414.24
Mtge Loans Insurance Proceeds	0.00
Mtge Loans Optional Servicer Advances	0.00
Mtge Loans Purchase Price	0.00
Mtge Loans Transfer Deposit Amount	0.00
Available Funds	4,500,526.30

Mtge Loans Interest	463,715.93
Mtge Loans Net Liquidations Proceeds (Alloc. to Int.)	5,414.24
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Optional Servicer Advances (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Interest Collections	469,130.17

Mtge Loans Principal	4,031,396.13
Mtge Loans Net Liquidation Proceeds (Alloc. to Princ. & Net of Forecl. Profits)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Mtge Loans Principal Collections	4,031,396.13

Interest Collections	469,130.17
Principal Collections	4,031,396.13

Investor & Transferor Interest & Principal Allocation
Investor Interest Collections	388,102.97
Investor Principal Collections	3,950,759.56
Transferor Interest Collections	81,027.20
Transferor Principal Collections	80,636.57
(Check)	0.00

Investor Loss Amount	19,086.17
Transferor Loss Amount	3,984.77

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 4
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 2 of 5)

Distribution Date:	11/22/04

Investor Interest Collections	388,102.97
less Investor Servicing Fee	36,904.59
less Unpaid Servicing Fee	0.00
less Investor Certificate Interest	170,456.60
less Unpaid Investor Certificate Interest Shortfall	0.00
less Credit Enhancement Premium	7,855.14
less Investor Loss Amount	19,086.17
less Unpaid Investor Loss Amount	0.00
less Unreimbursed Draw Amounts	0.00
Excess Interest	153,800.45
less Accelerated Principal Distribution Amount	(129,019.99)
less Deposit to (Release from) Spread Account	(9,924.61)
Remaining Excess Interest	292,745.05

Investor Distributions
Investor Certificate Interest	170,456.60
Managed Amortization Period? (Y=1, N=0)	0
Rapid Amortization Period? (Y=1, N=0)	1
Principal Collections less Additional Balances	1,990,531.60
Alternative Principal Payment	1,990,531.60
Maximum Principal Collections	3,950,759.56
Principal Distribution Amount	3,950,759.56
Investor Loss Amount Distributed to Investors	19,086.17
Excess Interest Paid as Principal	(129,019.99)

Transferor Distributions
Transferor Interest Collections (net of Transferor Servicing Fee)	73,322.35
Funds Released from Spread Account	0.00
Principal Distributions (including Transferor Principal Collections)	80,636.57

Excess Int. (Shortfall) a/ Interest	217,646.36
Excess Int. (Shortfall) a/ Premium b/ Losses	209,791.22
Excess Int. (Shortfall) a/ Losses	190,705.05
Required Amount	0.00
Required Amount Applied to Overcollateralization Amount	0.00
Draw on Policy	0.00

Investor Certificate Distribution Amount (Excluding Credit Enhancement Draw Amount)	4,011,282.35
Credit Enhancement Draw Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Guaranteed Amount	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 5
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 3 of 5)

Distribution Date:	11/22/04

Beginning Pool Balance	107,062,672.68
Interest Distribution	469,130.17
Principal Distribution	4,031,396.13
Additional Balances	2,040,864.53
Liquidation Loss Amount	23,070.94
Ending Pool Balance	105,049,070.14

Beginning Investor Certificate Principal Balance	85,692,468.25
Investor Certificate Interest	170,456.60
Unpaid Investor Certificate Interest Shortfall distributed	0.00
Investor Certificate Principal	3,840,825.75
Ending Investor Certificate Principal Balance	81,851,642.50
Pool Factor	0.1637033

Beginning Transferor Balance	18,491,646.07
Interest Distribution (including funds released from Spread Account)	81,027.20
Principal Distribution (including Unallocated Transferor Principal Collections)	80,636.57
Additional Balances	2,040,864.53
Losses allocated to Transferor	3,984.77
Ending Transferor Balance	20,447,889.27
Minimum Transferor Interest	5,252,453.51
Transferor Principal Collections Unallocated due to Minimum Transferor Interest (held in Coll. Acct.)	0.00
Total Unallocated Transferor Principal Collections held in Collection Account	0.00

Beginning Invested Amount	88,571,026.61
Principal Distribution Amount	3,950,759.56
Investor Loss Reduction Amount	19,086.17
Ending Invested Amount	84,601,180.87

Beginning Total OC Amount	2,878,558.36
Ending Total OC Amount	2,749,538.38
Ending Total OC Amount (% of Original Invested Amount)	0.55%

Spread Account Cap Amount	211,502.95
Beginning Spread Account Balance	221,427.57
Draw from Account to Pay Credit Enhancer	0.00
Deposit to (Release from)	(9,924.61)
Ending Spread Account Balance	211,502.95
Ending Spread Account Balance (% of Ending Invested Amount)	0.25%
Unreimbursed Draw on Surety Bond	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 6
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 4 of 5)

Distribution Date:	11/22/04

Beginning Insured Principal Amount	$85,692,468.25
Ending Insured Principal Amount	$81,851,642.50

Available Credit Enhancement	0.58%
Investor Distribution Amount	4,011,282.35
Transferor Distribution Amount (incl. Excess Cash Rel. From SA)	153,958.92

Investor Loss Amount Reimbursed from Excess Interest	19,086.17
Investor Loss Amount Reimbursed from Policy Draw	0.00
Investor Loss Amount Allocated to OC	0.00
Investor Loss Amount Unreimbursed	0.00
Unreimbursed Loss Amount Distributed	0.00

Cum. Accelerated Principal Distribution Amount	2,749,538.38
Cum. Principal Payments (Including ECPB & APDA)	418,148,357.50
Cum. Principal Payments (Excluding ECPB & APDA)	415,527,839.11
Cum. OC Amount	2,749,538.38
Cum. SA Deposits	211,502.95
Cum. Liquidation Losses	8,460,925.47
Cum. Investor Loss Reduction Amount	0.00
Cum. Purchase Price of Repurchased Loans (Alloc. to Principal)	0.00
Cum. Guaranteed Principal Distribution Amount	0.00
Cum. Credit Enhancement Draw Amount	0.00

Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.532%

Accrued but Unpaid a/ Distribution
Servicing Fee	0.00
Investor Certificate Interest	0.00
Credit Enhancement Premium	0.00
Unreimbursed Draw Amounts	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 7
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 5 of 5)

Distribution Date:	11/22/04

SOURCES OF FUNDS:
Mtge Loans Interest	463,715.93
Mtge Loans Net Liq. Proceeds (Alloc. to Int. & Incl. Rec. Charge-Offs)	5,414.24
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Principal	4,031,396.13
Mtge Loans Net Liq. Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Reinvestment Earnings	0.00
Draw on Policy	0.00
Total	4,500,526.30

USES OF FUNDS
Servicing Fee	44,609.45
Investor Interest Distribution	170,456.60
Accrued and Unpaid Investor Interest Distributed	0.00
Investor Principal Distribution	3,840,825.75
Transferor Distribution (not including Cash Released to Transferor)	153,958.92
Unallocated Transferor Principal Collections	0.00
Accrued and Unpaid Servicing Fee Distributed	0.00
Credit Enhancement Premium Distributed	7,855.14
Cash Deposited to (Released from) Spread Account	(9,924.61)
Cash Released to Transferor	292,745.05
Total	4,500,526.30

PERFORMANCE PARAMETERS
Aggregate Amount of Locked Balances	838,633.85
Aggregate Amount of Locked Balances - %	0.798%
Portfolio CLTV as of the End of the Collection Period	74.181%
Amount of Pool Balance Offered the “Skip-a-Pay Program”	0.00
Percentage of Pool Balance Offered the “Skip-a-Pay Program”	0.00%
Number of Accounts Accepting the “Skip-a-Pay Program”	0
Aggregate Principal Balance of Accounts Accepting the “Skip-a-Pay Program”	0.00

ERROR CHECK

Sources & Uses	OK
Pool Balance	OK
Transferor Balance	OK
Loss Allocation	OK
Overcollateralization	OK
Balance Reduction	OK

Distribution List:

Greg Kwasny, JP Morgan Trust Company, NA

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 8
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 1 of 3)

Distribution Date:	11/22/04

A. POOL INFORMATION

Aggregate Amount of Collections	4,500,526.30
Aggregate Amount of Interest Collections	469,130.17
Aggregate Amount of Principal Collections	4,031,396.13
Transfer Deposit Amount	0.00
Beginning Pool Balance	107,062,672.68
Ending Pool Balance	105,049,070.14
Additional Balances	2,040,864.53
Cum. Modifications to Credit Limits ($ of Initial Credit Limits)	$0.00
Cum. Modifications to Credit Limit (% of Initial Credit Limits)	0.00%
Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.532%
Servicing Fee	44,609.45
Unpaid Servicing Fee Received	0.00
Remaining Accrued and Unpaid Servicing Fee	0.00

B. INTEREST, PRINCIPAL & LOSS ALLOCATION

Investor Certificateholder Floating Allocation Percentage	82.73%
Investor Certificateholder Fixed Allocation Percentage	98.00%
Investor Interest Collections	388,102.97
Investor Principal Collections	3,950,759.56
Transferor Interest Collections	81,027.20
Transferor Principal Collections	80,636.57
Investor Loss Amount	19,086.17
Beginning Invested Amount	88,571,026.61
Ending Invested Amount	84,601,180.87

C. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed	170,456.60
Investor Certificate Interest Shortfall b/ any Draw on Policy	0.00
Unpaid Investor Certificate Interest Shortfall Received	0.00
Unpaid Investor Certificate Interest Shortfall Remaining	0.00

Principal Distribution Amount	3,950,759.56
Managed Amortization Period? (Yes=1; No=0)	0
Rapid Amortization Period? (Yes=1; No=0)	1
Maximum Principal Collections Payment	3,950,759.56
Alternative Principal Payment	1,990,531.60
Principal Collections less Additional Balances	1,990,531.60
Investor Loss Amount Distributed to Investors	19,086.17
Accelerated Principal Distribution Amount	(129,019.99)

D. INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Certificate Principal Balance	85,692,468.25
Ending Certificate Principal Balance	81,851,642.50
Pool Factor	0.1637033

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 9
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 2 of 3)

Distribution Date:	11/22/04

E. DISTRIBUTIONS TO TRANSFEROR

Interest Distribution	81,027.20
Principal Distribution	80,636.57
Amount Distributed to Transferor	0.00

F. TRANSFEROR BALANCE

Beginning Transferor Principal Balance	18,491,646.07
Ending Transferor Principal Balance	20,447,889.27
Minimum Transferor Balance	5,252,453.51

G. INVESTOR CERTIFICATE RATE

Investor Certificate Rate	2.17000%
LIBOR Rate	1.91000%
Maximum Rate	4.53663%
Weighted Average Mortgage Net Loan Rate	4.53663%

H. CREDIT ENHANCEMENT

Credit Enhancement Fee	7,855.14
Guaranteed Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Credit Enhancement Draw Amount	0.00

I. SPREAD ACCOUNT

Beginning Spread Account Balance	221,427.57
Ending Spread Account Balance	211,502.95
Amount to be distributed to (Released from) the Spread Account	(9,924.61)
Spread Account Maximum	211,502.95

J. DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts	51
Trust Balances	1,577,000.74
Delinquent 60-89 days
No. of Accounts	30
Trust Balances	767,126.77
Delinquent 90+ days
No. of Accounts	38
Trust Balances	1,052,016.19
Delinquent 9+ months
No. of Accounts	0
Trust Balances	0.00
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 10
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 3 of 3)

Distribution Date:	11/22/04

K. EVENT OF DEFAULT TRIGGERS	0

Failure by Seller to make payment within 5 Business Days of Required Date ?	0
Failure by Seller to perform any covenants described in the Agreement ?	0
Bankruptcy or Insolvency relating to Servicer ?	0

L. RAPID AMORTIZATION EVENT TRIGGERS	0

Failure by Seller to make payment within 3 Business Days of Required Date ?	0
Breach of Representation or Warranty by Seller or Depositor?	0
Bankruptcy or Insolvency relating to Transferor ?	0
Subject to Investment Company Act of 1940 Regulation ?	0
Any Event of Default ?	0
Draws Under Policy are Greater than 1% of Initial Pool Principal Balance?	0

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 17th day of November 2004

JPMorgan Chase Bank, N.A. (formerly Bank One, N.A.)
as Servicer

/s/ Philip C. McNiel
Philip C. McNiel
Vice President

Distribution List:

MBIA

Greg Kwasny, JP Morgan Trust Company, NA

Moody’s Investors Service

Standard & Poor’s Corp.

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 11
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Statement to Certificateholders (Page 1 of 2)

Distribution Date:	11/22/04

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed	0.340913
Investor Certificate Interest Shortfall Distributed	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall	0.000000
Managed Amortization Period ? (Yes=1; No=0)	0
Investors Certificate Principal Distributed	7.681652
Principal Distribution Amount	7.901519
Maximum Principal Payment	7.901519
Alternative Principal Payment	3.981063
Principal Collections less Additional Balances	3.981063
Investor Loss Amount Distributed to Investors	0.038172
Accelerated Principal Distribution Amount	-0.258040
Credit Enhancement Draw Amount	0.00
Total Amount Distributed to Certificateholders (P & I)	8.022565

B. INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Investor Certificate Balance	85,692,468.25
Ending Investor Certificate Balance	81,851,642.50
Beginning Invested Amount	88,571,026.61
Ending Invested Amount	84,601,180.87
Investor Certificateholder Floating Allocation Percentage	82.7282%
Pool Factor	0.1637033
Liquidation Loss Amount for Liquidated Loans	23,070.94
Unreimbursed Liquidation Loss Amount	0.00

C. POOL INFORMATION

Beginning Pool Balance	107,062,672.68
Ending Pool Balance	105,049,070.14
Servicing Fee	44,609.45

D. INVESTOR CERTIFICATE RATE

Investor Certificate Rate	2.170000%
LIBOR Rate	1.910000%
Maximum Rate	4.536630%

E. DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts	51
Trust Balances	1,577,000.74
Delinquent 60-89 days
No. of Accounts	30
Trust Balances	767,126.77
Delinquent 90+ days
No. of Accounts	38
Trust Balances	1,052,016.19
Delinquent 9+ Months
No. of Accounts	0
Trust Balances	0
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 12
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Statement to Certificateholders (Page 2 of 2)

Distribution Date:	11/22/04

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 17th day of November 2004

JPMorgan Chase Bank, N.A. (formerly Bank One, N.A.)
as Servicer

/s/ Philip C. McNiel
Philip C. McNiel
Vice President

Distribution List:

Greg Kwasny, JP Morgan Trust Company, NA